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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): July 29, 2003

ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-14617 (Commission File Number)	36-2092797 (I.R.S. Employer Identification No.)
10500 W. 153rd Street, Orland Park, Illinois 60462 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code (708) 349-3300
None (Former name or former address, if changed since last report.)

Item 12.    Disclosure of Results of Operations and Financial Condition

        On July 29, 2003 Andrew Corporation issued a press release regarding financial results for both Andrew's and Allen Telecom, Inc.'s June 2003 quarter. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        After this press release, Andrew Corporation held a conference call and simultaneous webcast in which a presentation was made regarding Andrew's and Allen's financial results for the June 2003 quarter. Participants in this presentation were Ralph E. Faison, Andrew's President and Chief Executive Officer, Charles R. Nicholas, Andrew's Chief Financial Officer and Vice Chairman, Floyd L. English, Andrew's Chairman, and Bob Paul, former Chief Executive Officer of Allen and current director of Andrew. A copy of the transcript of this conference call presentation and subsequent question and answer session is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits.
99.1	Press release dated July 29, 2003
99.2	July 29, 2003 conference call presentation transcript.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION
Date: July 29, 2003	By:	/s/ CHARLES R. NICHOLAS Charles R. Nicholas Chief Financial Officer and Vice Chairman

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  Item 12. Disclosure of Results of Operations and Financial Condition
  Item 7. Financial Statements and Exhibits
SIGNATURE